Property, Plant and Equipment, Net - Gross Asset Value and Accumulated Amortization for Machinery and Equipment Recorded under Capital Lease (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Property Plant And Equipment [Abstract]
Machinery and equipment under capital leases	$ 24,931	$ 23,919
Less: Accumulated amortization	(14,524)	(11,243)
Total	$ 10,407	$ 12,676